SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2005

           (Exact name of registrant as specified in its charter)

                           UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)      Identification Number)
Vermont                           001-15985               03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667             (Zip Code)
Morrisville, VT                       05661-0667

Registrant's telephone number, including area code: (802) 888-6600

        (Former name or former address, if changed since last report)
                               Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

      As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

      On January 14, 2005, Union Bankshares, Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing information concerning our results of operations for our fourth quarter and year ended, December 31, 2004 and the declaration of a regular quarterly and a special cash dividend.

Item 8.01. Other Events

      On January 14, 2005 the Board of Directors of Union Bankshares, Inc. declared a special cash dividend of $.40 per share, as well as a quarterly cash dividend of $.24 per share. Both dividends are payable on January 28, 2005 to shareholders of record on January 24, 2005.

Item 9.01. Financial Statements and Exhibits

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

      (c)   Exhibits
            Exhibit 99.1 Union Bankshares, Inc. Press Release dated January 14, 2005, announcing a regular quarterly and a special cash dividend and fourth quarter and year to date 2004 results of operations

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Union Bankshares, Inc.


January 19, 2005                       /s/ Kenneth D. Gibbons
                                       -----------------------------
                                       Kenneth D. Gibbons, President

January 19, 2005                       /s/ Marsha A. Mongeon
                                       ----------------------------------
                                       Marsha A. Mongeon, Chief Financial
                                       Officer


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                                EXHIBIT INDEX

Exhibit 99.1 Union Bankshares, Inc. Press Release dated January 14, 2005, announcing a regular quarterly and a special cash dividend and fourth quarter and year to date 2004 results of operations